SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New Jersey Tax Exempt Income Fund -- Class A
Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance):  February
20, 1990

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $ 1,000   $ 1,000      $ 1,000

ERV =  Ending Redeemable Value   $1,033.77  $1,313.12   $1,613.89

T   =  Average Annual
       Total Return                 3.38%     5.60%      6.81%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $ 1,104,283

Expenses                         $   168,375

Reimbursement                    $

Average shares                     25,353,093

NAV                              $ 9.02

Sales Charge                      4.75%

POP                              $ 9.47

Yield at POP                      4.72%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.72%                4.72%
 ------      =       ------              =     8.35%
1-43.45%             .5655%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New Jersey Tax Exempt Income Fund -- Class B
Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance): January 4,
1993

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $1,000    $1,000

ERV =  Ending Redeemable Value   $1,028.67   $1,306.43 $1,599.75

T   =  Average Annual
       Total Return                 2.87%      5.49%     6.68%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $  395,628

Expenses                         $  103,944

Reimbursement                    $

Average shares                     9,082,740

NAV                              $  9.01

Maximum Contingent Deferred
    Sales Charge                   5.0%

Yield at NAV                       4.32%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.32%                4.32%
 ------      =       ------              =       7.64%
1-43.45%             .5655%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New Jersey Tax Exempt Income Fund -- Class M
Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance): May 1,
1995

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,047.84  $1,313,22   $1,594.49

T   =  Average Annual
       Total Return                 4.78%      5.60%      6.63%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $  1,796

Expenses                         $    365

Reimbursement                    $

Average shares                     41,192

NAV                              $ 9.02

Sales Charge                       3.25%

POP                              $ 9.32

Yield at POP                       4.52%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.52%                4.52%
 ------      =       ------              =     7.99%
1-43.45%             .5655%